Discount Margin Table – Bond 2A1B

vfarnswo:S04-21XS_G2_FLT; 2A1B

Settle as of 11/30/04

Collateral Summary	Bond Summary
Type: LOAN 5.98 Historical: AM Type: Fixed 1 Month: N/A N/A WAC: 6.252 3 Month: N/A N/A WAM: 353 6 Month: N/A N/A WALA: 2 12 Month N/A N/A Life: N/A N/A	Initial Coupon: 2.250 Orig Bal: 30,000,000 Factor: 1.00000000 Factor Date: 11/25/04 Delay: 0	Type: Fltr Formula: (1m LIBOR)+15.00bp Cap/Floor/Margin: 100.00/0.00/0.15 Next Pmt: 12/25/04 Cusip:

	60%	75%	90%	120%	150%	175%	200%
	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1
	LIB_1M: 2.1	LIB_1M: 2.1	LIB_1M: 2.1	LIB_1M: 2.1	LIB_1M: 2.1	LIB_1M: 2.1	LIB_1M: 2.1
Price				DM
99-29+	22	23	25	27	29	31	33
99-30	21	22	23	25	26	28	29
99-30+	19	20	21	22	24	25	26
99-31	18	18	19	20	21	21	22
99-31+	16	17	17	17	18	18	19
100-00	15	15	15	15	15	15	15
100-00+	14	13	13	13	12	12	11
100-01	12	12	11	10	9	9	8
100-01+	11	10	9	8	7	5	4
100-02	9	8	7	5	4	2	1
100-02+	8	7	5	3	1	-1	-3
Average Life	1.10	0.93	0.81	0.65	0.55	0.49	0.44
First Pay	12/25/04	12/25/04	12/25/04	12/25/04	12/25/04	12/25/04	12/25/04
Last Pay	12/25/06	08/25/06	05/25/06	01/25/06	11/25/05	09/25/05	08/25/05
Duration	1.089	0.917	0.799	0.645	0.546	0.487	0.439

Tsy BSM	3Mo	6Mo	2YR	3YR	5YR	10YR	30YR	Lib BM	1MO	2MO	3MO	6MO	1YR	2YR	3YR	4YR	5YR	7YR	8YR	9YR	10YR	12YR	15YR	20YR	30YR
Yield	1.9663	2.1830	2.5906	2.7848	3.3172	4.0551	4.8083	Yield	2.0612	2.1700	2.2100	2.3500	2.5800	2.9572	3.2538	3.5153	3.7418	4.1097	4.2548	4.3800	4.4926	4.6776	4.8884	5.0792	5.1682
Coupon			2.5000	2.7500	3.3750	4.2500	5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers.  There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit.  These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer.  You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes.  As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Yield Table – Bond A1A

kkanaan:S04-21XS_G1_PRICE_ALT2; A1A

Settle as of 11/30/04

	Collateral Summary					Bond Summary
Type:	LOAN 6.39	Historical:			Fixed Coupon:	4.370	Type:	Fixed
AM Type:	Fixed	1 Month:	N/A	N/A	Orig Bal:	82,769,000
WAC:	6.674	3 Month:	N/A	N/A	Orig Not:	135,327,000
WAM:	330	6 Month:	N/A	N/A	Factor:	1.0000000
WALA:	2	12 Month:	N/A	N/A	Factor Date:	11/25/04	Next Pmt:	12/25/04
		Life:	N/A	N/A	Delay:	0	Cusip:

	75%	90%	100%	120%	150%	175%	200%
	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1
Price				Yield
100-21+	3.868	3.787	3.735	3.635	3.493	3.381	3.275
100-22	3.855	3.773	3.719	3.617	3.472	3.358	3.249
100-22+	3.843	3.758	3.704	3.599	3.451	3.334	3.223
100-23	3.830	3.744	3.688	3.581	3.429	3.310	3.197
100-23+	3.818	3.729	3.672	3.563	3.408	3.286	3.171
100-24	3.805	3.715	3.657	3.545	3.387	3.263	3.144
100-24+	3.793	3.701	3.641	3.527	3.366	3.239	3.118
100-25	3.780	3.686	3.626	3.509	3.345	3.215	3.092
100-25+	3.768	3.672	3.610	3.491	3.324	3.191	3.066
100-26	3.755	3.657	3.594	3.474	3.302	3.168	3.040
100-26+	3.743	3.643	3.579	3.456	3.281	3.144	3.014
Average Life	1.30	1.13	1.04	0.90	0.76	0.67	0.61
First Pay	12/25/04	12/25/04	12/25/04	12/25/04	12/25/04	12/25/04	12/25/04
Last Pay	05/25/07	01/25/07	11/25/06	07/25/06	04/25/06	02/25/06	12/25/05
Duration	1.239	1.078	0.995	0.867	0.733	0.654	0.593

Tsy BSM	3Mo	6Mo	2YR	3YR	5YR	10YR	30YR	Lib BM	1MO	2MO	3MO	6MO	1YR	2YR	3YR	4YR	5YR	7YR	8YR	9YR	10YR	12YR	15YR	20YR	30YR
Yield	2.0789	2.3074	2.8220	3.0879	3.5395	4.2304	4.9487	Yield	2.0900	2.2200	2.2763	2.4725	2.7200	3.1958	3.4915	3.7410	3.9579	4.1309	4.3040	4.4420	4.5600	4.6681	4.8481	5.0525	5.3183
Coupon			2.5000	3.0000	3.5000	4.2500	5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers.  There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit.  These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer.  You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes.  As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Yield Table – Bond 1A4

kkanaan:S04-21XS_G1_PRICE; 1A4

Settle as of 11/30/04

	Collateral Summary					Bond Summary
Type:	LOAN 6.39	Historical:			Fixed Coupon:	5.000	Type:	Fixed
AM Type:	Fixed	1 Month:	N/A	N/A	Orig Bal:	24,128,000
WAC:	6.674	3 Month:	N/A	N/A	Orig Not:	20,000,000
WAM:	330	6 Month:	N/A	N/A	Factor:	1.0000000
WALA:	2	12 Month:	N/A	N/A	Factor Date:	11/25/04	Next Pmt:	12/25/04
		Life:	N/A	N/A	Delay:	24	Cusip:

	75%	90%	100%	120%	150%	175%	200%
	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1
Price				Yield
99-21+	5.05	5.05	5.05	5.05	5.05	5.05	5.05
99-23+	5.04	5.04	5.04	5.04	5.04	5.04	5.04
99-25+	5.03	5.03	5.03	5.03	5.03	5.02	5.02
99-27+	5.02	5.02	5.02	5.02	5.01	5.01	5.00
99-29+	5.01	5.01	5.01	5.00	5.00	4.99	4.99
99-31+	5.00	5.00	5.00	4.99	4.99	4.98	4.97
100-01+	4.99	4.99	4.98	4.98	4.97	4.97	4.96
100-03+	4.98	4.97	4.97	4.97	4.96	4.95	4.94
100-05+	4.97	4.96	4.96	4.96	4.95	4.94	4.93
100-07+	4.96	4.95	4.95	4.95	4.93	4.92	4.91
100-09+	4.95	4.94	4.94	4.93	4.92	4.91	4.90
Average Life	7.37	6.99	6.77	6.37	5.66	5.08	4.57
First Pay	12/25/07	12/25/07	12/25/07	12/25/07	01/25/08	02/25/08	03/25/08
Last Pay	11/25/17	12/25/15	11/25/14	03/25/13	06/25/11	06/25/10	09/25/09
Duration	5.947	5.702	5.559	5.292	4.798	4.375	3.992

Tsy BSM	3Mo	6Mo	2YR	3YR	5YR	10YR	30YR	Lib BM	1MO	2MO	3MO	6MO	1YR	2YR	3YR	4YR	5YR	7YR	8YR	9YR	10YR	12YR	15YR	20YR	30YR
Yield	2.0223	2.2603	2.7877	2.9845	3.4885	4.1874	4.9089	Yield	2.0700	2.1800	2.2200	2.3700	2.6600	3.1639	3.4569	3.7064	3.9184	4.0907	4.2630	4.4003	4.5201	4.6249	4.8049	5.0077	5.2786
Coupon			2.5000	2.7500	3.3750	4.2500	5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers.  There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit.  These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer.  You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes.  As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Yield Table – Bond 1A2

kkanaan:S04-21XS_G1_PRICE; 1A2

Settle as of 11/30/04

	Collateral Summary					Bond Summary
Type:	LOAN 6.39	Historical:			Fixed Coupon:	4.290	Type:	Fixed
AM Type:	Fixed	1 Month:	N/A	N/A	Orig Bal:	35,841,000
WAC:	6.674	3 Month:	N/A	N/A	Orig Not:	47,345,000
WAM:	330	6 Month:	N/A	N/A	Factor:	1.0000000
WALA:	2	12 Month:	N/A	N/A	Factor Date:	11/25/04	Next Pmt:	12/25/04
		Life:	N/A	N/A	Delay:	24	Cusip:

	75%	90%	100%	120%	150%	175%	200%
	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1	User_Curve_1
Price				Yield
99-21+	4.34	4.35	4.35	4.35	4.36	4.36	4.36
99-23+	4.32	4.32	4.32	4.32	4.32	4.31	4.31
99-25+	4.30	4.30	4.29	4.29	4.28	4.27	4.26
99-27+	4.28	4.27	4.26	4.25	4.24	4.22	4.21
99-29+	4.26	4.24	4.24	4.22	4.20	4.18	4.16
99-31+	4.24	4.22	4.21	4.19	4.16	4.13	4.11
100-01+	4.21	4.19	4.18	4.16	4.12	4.09	4.06
100-03+	4.19	4.17	4.15	4.12	4.08	4.04	4.01
100-05+	4.17	4.14	4.13	4.09	4.04	4.00	3.96
100-07+	4.15	4.12	4.10	4.06	4.00	3.95	3.91
100-09+	4.13	4.09	4.07	4.03	3.96	3.91	3.86
Average Life	3.18	2.68	2.43	2.06	1.68	1.46	1.29
First Pay	05/25/07	01/25/07	11/25/06	07/25/06	04/25/06	02/25/06	12/25/05
Last Pay	10/25/08	02/25/08	11/25/07	05/25/07	11/25/06	08/25/06	05/25/06
Duration	2.914	2.482	2.265	1.931	1.587	1.385	1.229

Tsy BSM	3Mo	6Mo	2YR	3YR	5YR	10YR	30YR	Lib BM	1MO	2MO	3MO	6MO	1YR	2YR	3YR	4YR	5YR	7YR	8YR	9YR	10YR	12YR	15YR	20YR	30YR
Yield	2.0785	2.2964	2.8282	3.0783	3.5112	4.1873	4.8996	Yield	2.1100	2.2500	2.3000	2.4919	2.7700	3.1991	3.4808	3.7172	3.9211	4.0889	4.2566	4.3918	4.5071	4.6073	4.7848	4.9878	5.2618
Coupon			2.5000	3.0000	3.5000	4.2500	5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers.  There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit.  These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer.  You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes.  As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.